UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 26, 2013

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii (Address of principal executive offices)		96813 (Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2013, the shareholders of Central Pacific Financial Corp. (the “Company”) approved the Company’s 2013 Stock Compensation Plan (the “Plan”), which provides for the grant of up to 2,200,000 shares of Common Stock as incentives to employees, including executive officers, and directors.  The Plan rewards Company executives by linking overall compensation to established performance goals.  A complete description of the Plan is included with the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 4, 2013 (the Proxy Statement), which description is incorporated herein by reference. As a result of shareholder approval of the Plan, no further grants of new awards will be made under the Central Pacific Financial Corp. 2004 Stock Compensation Plan (though shares may continue to be settled under the 2004 Plan pursuant to previously outstanding awards).

The Plan, is attached hereto as Exhibit 10.1 and incorporated herein by reference.  In addition, forms of Stock Option Grant Agreement, Restricted Stock Grant Agreement, Restricted Stock Unit Agreement, Stock Appreciation Rights Grant Agreement and Key Employee Restricted Stock Unit Agreement to be used in conjunction with the Plan, are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 26, 2013, the Company held its Annual Meeting of Shareholders at which the shareholders voted upon and approved (i) the election of nine (9) nominees as directors; (iii) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2013; (iii) the Plan, as described above, and  (iv) an advisory (non-binding) shareholder resolution to approve the compensation of the Company’s executive officers.

The final number of votes cast for or against (withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

		For	Against/Withheld	Abstained	Broker Non- Vote

1.	Nominees as Directors:

	Alvaro J. Aguirre	35,073,701	300,415	0.000	5,141,840

	James F. Burr	35,267,864	106,252	0.000	5,141,840

	Christine H.H. Camp	25,647,167	9,726,949	0.000	5,141,840

	John C. Dean	35,309,499	64,617	0.000	5,141,840

	Earl E. Fry	35,115,190	258,926	0.000	5,141,840

	Paul J. Kosasa	35,007,922	366,194	0.000	5,141,840

	Diane K. Kurisu	35,308,419	65,697	0.000	5,141,840

	Colbert M. Matsumoto	25,838,547	9,535,569	0.000	5,141,840

	Crystal K. Rose	35,110,458	263,658	0.000	5,141,840

2.	Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013.	40,423,208	67,448	25,300	0.000

3.	Approval of the 2013 Stock Compensation Plan	33,932,155	1,411,892	30,069	5,141,840

4.	Non-binding advisory vote to approve compensation of the Company’s named executive officers.	32,562,683	2,778,708	32,725	5,141,840

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibits are being filed herewith:

Exhibit No.	Exhibit Description
10.1	2013 Stock Compensation Plan
10.2	Form of Stock Option Grant Agreement
10.3	Form of Restricted Stock Grant Agreement
10.4	Form of Restricted Stock Unit Agreement
10.5	Form of Stock Appreciation Rights Grant Agreement
10.6	Form of Key Employee Restricted Stock Unit Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: April 29, 2013	By:	/s/ Glenn K. C. Ching
Glenn K.C. Ching
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibits are being filed herewith:

Exhibit No.	Exhibit Description
10.1	2013 Stock Compensation Plan
10.2	Form of Stock Option Grant Agreement
10.3	Form of Restricted Stock Grant Agreement
10.4	Form of Restricted Stock Unit Agreement
10.5	Form of Stock Appreciation Rights Grant Agreement
10.6	Form of Key Employee Restricted Stock Unit Grant Agreement